UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2007

CLEVELAND-CLIFFS INC

(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (216-694-5700)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure

On February 27, 2007, Joseph A. Carrabba, President and Chief Executive Officer, and Laurie Brlas, Senior Vice President, Chief Financial Officer and Treasurer of Cleveland-Cliffs Inc, made a presentation at the BMO Capital Markets 2007 Global Resources Conference.

The presentation is contained in Item 9.01 as exhibit 99(a) on this Current Form 8-K and is incorporated into this Item 7.01 by reference. The information on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit
99(a)	Presentation by Joseph A. Carrabba, President and CEO and Laurie Brlas, Senior Vice President – CFO and Treasurer of Cleveland-Cliffs Inc at the BMO Capital Markets 2007 Global Resources Conference on February 27, 2007	Filed Herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk, Jr.
Name:	George W. Hawk, Jr.
Title:	General Counsel and Secretary

Dated: February 27, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit
99(a)	Presentation by Joseph A. Carrabba, President and CEO and Laurie Brlas, Senior Vice President – CFO and Treasurer of Cleveland-Cliffs Inc at the BMO Capital Markets 2007 Global Resources Conference on February 27, 2007	Filed Herewith